                                                                   EXHIBIT 10.25

                                ESCROW AGREEMENT

                  This ESCROW AGREEMENT ("ESCROW AGREEMENT"), dated as of August ___, 2007, is entered into by and among uWink, Inc., a Delaware corporation (the "COMPANY"), Merriman Curhan Ford & Co. (the "PLACEMENT AGENT") and JPMorgan Chase Bank, N.A., a national banking association incorporated under the laws of the United States of America (the "ESCROW AGENT").

                  WHEREAS, the Company and the Placement Agent have entered into a Placement Agency Agreement, dated as of the date hereof, by and between the Company and the Placement Agent, as lead placement agent, pursuant to which the Company proposes to issue and sell units consisting of: (i) shares of its common stock, par value $0.001 per share (the "COMMON STOCK"), and (ii) warrants to purchase shares of Common Stock for an aggregate purchase price of up to $15 million (together, the "OFFERED SECURITIES") to certain "accredited investors" (as that term is defined in Rule 501 of Regulation D under the Securities Act of 1933, as amended) who execute and deliver subscription agreements for the purchase of the Offered Securities (the "SUBSCRIBERS");

                  WHEREAS, the Company has filed with the Securities and Exchange Commission a registration statement on Form SB-2 (Registration No. 333-144029) (which, together with all amendments or supplements thereto, is referred to herein as the "REGISTRATION STATEMENT") registering the sale of (and subsequent resale of certain of) the Offered Securities;

                  WHEREAS, with respect to all funds or checks received from Subscribers evidencing payment for the Offered Securities (the "SUBSCRIPTION PAYMENTS"), the parties propose to establish an escrow account with the Escrow Agent at the office of its escrow administration, JPMorgan Chase Bank N.A., 300
S. Grand Ave., Los Angeles, CA 90071;

                  WHEREAS, the parties hereto desire to establish the terms and conditions pursuant to which the escrow account will be established and maintained; and

                  WHEREAS, the parties to this Escrow Agreement hereby acknowledge and agree and understand that the Escrow Agent has not reviewed, and is not a party to, the Placement Agency Agreement and is not responsible for any of the duties or responsibilities set forth therein.

                  NOW THEREFORE, in consideration of the foregoing, the agreements and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

                  1. ESTABLISHMENT OF ESCROW. The Escrow Agent hereby agrees to establish a non-interest bearing trust account (the "ESCROW ACCOUNT") for the deposit with the Escrow Agent of the Subscription Payments and to receive and disburse the proceeds from such Subscription Payments in accordance with the terms and conditions of this Escrow Agreement.

                  2. DEPOSIT OF ESCROWED PROPERTY. The Placement Agent, on behalf of the Subscribers, shall from time to time, but in no event later than 12:00 p.m., New York City time, on the first business day following the date of receipt of same by the Placement Agent, cause Subscription Payments to be wired to or deposited with, or cause the Subscribers to wire or deposit such Subscription Payments with, the Escrow Agent (all such Subscription Payments so deposited, the "ESCROWED PROPERTY"). Any checks delivered to the Escrow Agent pursuant to the terms hereof shall be made payable to or endorsed to the order of the Escrow Agent. Upon receipt of Subscription Payments from the Placement Agent or Subscribers, the Escrow Agent shall credit such Subscription Payments to the Escrow Account and shall present any checks for payment to the drawee-bank under such checks. Any checks not honored by the drawee-bank thereunder after the first presentment for payment shall be returned to the Placement Agent, on behalf of such Subscriber, or to the Subscriber, as appropriate in the same manner notices are delivered pursuant to Section 5 hereof. If any check delivered as a Subscription Payment is dishonored following the credit thereof to the Escrow Account, the Escrow Agent shall liquidate the Escrow Account to the extent of such dishonored check amount and debit the Escrow Account for the amount of such dishonored check.

                    As used herein, the term "BUSINESS DAY" means any day which is not a Saturday, Sunday or a day on which banks or trust companies in the City and State of New York are authorized or obligated by law, regulation or executive order to remain closed.

                  3. LIST OF SUBSCRIBERS, ESCROW ACCOUNT. The Placement Agent shall furnish or cause to be furnished to the Escrow Agent and the Company, at the time of each deposit of Subscription Payments pursuant to Section 2 hereof, a list substantially in the form of EXHIBIT A hereto, containing the name, the address, and the social security or certified taxpayer identification number, if applicable, of each Subscriber whose Subscription Payment is being deposited, the number of Offered Securities subscribed for by such Subscriber, and the amount of the Subscription Payment delivered to the Escrow Agent in connection therewith (the "SUBSCRIBER LIST"). The Escrow Agent shall verify the Subscription Payments received and notify the Placement Agent and the Company of any discrepancy between the amount of the Subscription Payment set forth on any Subscriber List delivered pursuant to this Section 3 and the amount of any Subscription Payment actually received by the Escrow Agent. All information set forth on a Subscriber List that is not disputed by the Escrow Agent within three
(3) business days of the Escrow Agent's receipt thereof, including the amount of Subscription Payments deposited with respect to such Subscriber List, shall be deemed correct and all Subscription Payments listed thereon to have been received by the Escrow Agent and deposited in the Escrow Account. The Escrow Agent shall, on the last business day of each week following the initial deposit of funds, deliver a report to the Company and the Placement Agent setting forth the total amount of the funds being held as of such date in the Escrow Account.

                  4. WITHDRAWAL OF SUBSCRIPTION AMOUNTS. 1) If the Escrow Agent shall receive: (i) a written notice, substantially in the form of EXHIBIT B hereto (an "OFFERING TERMINATION NOTICE"), from the Company; or (ii) a final and non-appealable order of a court of competent jurisdiction (a "FINAL ORDER"), a copy of which is delivered to the Escrow Agent by either the Company or the Placement Agent, that instructs the Escrow Agent as to the disbursement of the Escrowed Property, the Escrow Agent shall promptly after receipt of such Offering Termination Notice or Final Order, and in no event more than five (5) business days after the clearance of all checks received by the Escrow Agent as Escrowed Property, send to each Subscriber listed on a Subscriber List with respect to which the full amount of the Subscription Payment delivered to the Escrow Agent by or on behalf of such Subscriber (a "TOTAL SUBSCRIPTION AMOUNT") shall not have been previously released by the Escrow Agent pursuant to paragraphs (b) or (c) of this Section 4, in the manner set forth in paragraph
(d) of this Section 4, a check made to the order of such Subscriber in the amount equal to the unreleased portion of such Subscriber's Total Subscription Amount, as set forth on such Subscriber List held by the Escrow Agent. The Escrow Agent shall notify the Company and the Placement Agent of the distribution of such funds to the Subscribers.

                           (b) At any time and from time to time that: (i) the
Offered Securities have been subscribed for and Subscription Payments in respect thereof shall have been deposited with the Escrow Agent on or before the Closing Date (defined below) and (ii) no Offering Termination Notice or a Final Order shall have been delivered to the Escrow Agent, the Company and the Placement Agent shall deliver to the Escrow Agent a joint notice, duly executed by each of the Company and the Placement Agent and substantially in the form of EXHIBIT C hereto (each, a "CLOSING NOTICE"), designating the date on which Offered Securities are to be sold and delivered to the Subscribers thereof (each, a "CLOSING DATE"), which date shall not be earlier than the clearance of any checks received by the Escrow Agent in respect of such Subscription Payments. Each Closing Notice shall identify the Subscribers and the number of Offered Securities to be sold to each Subscriber thereof on such Closing Date. The Escrow Agent shall, as soon as is practicable and in no event later than three
(3) business days after delivery of such Closing Notice, pay to each of the Company, the Placement Agent, the Escrow Agent (with respect to its fees then due and payable, if any) and such third parties as may be specifically referenced in the Closing Notice, in federal or other immediately available funds and in the manner and amounts specified in such Closing Notice, which amounts shall equal the aggregate of the Subscription Payments paid by the Subscribers identified on Schedule I annexed to such Closing Notice.

                           (c) If at any time and from time to time prior to the
release of any Subscriber's Total Subscription Amount pursuant to paragraph (a) or (b) of this Section 4 from the Escrow Account, the Company shall deliver to the Escrow Agent a written notice, substantially in the form of EXHIBIT D hereto (a "SUBSCRIPTION TERMINATION NOTICE"), to the effect that any or all of the subscriptions of such Subscriber have been rejected by the Company (a "REJECTED SUBSCRIPTION"), the Escrow Agent shall promptly after receipt of such Subscription Termination Notice and, if such Subscriber delivered a check in payment of its Rejected Subscription, after the clearance of such check, send to such Subscriber, in the manner set forth in paragraph (d) of this Section 4, a check made payable to the order of such Subscriber in the amount of such Rejected Subscription.

                           (d) For the purposes of this Section 4, any check
that the Escrow Agent shall be required to send to any Subscriber shall be sent to such Subscriber by first class mail, postage prepaid, at such Subscriber's address furnished to the Escrow Agent pursuant to Section 3 hereof.

                  5. NOTICES. Any notice, instruction or other communication required or permitted to be given hereunder shall be in writing and shall be deemed delivered: (a) when delivered by hand, (b) one (1) business day after it is sent for next business day delivery via a reputable nationwide overnight courier service, (c) four (4) business days after it is sent by mail, registered or certified, with proper postage prepaid, return receipt requested and (d) when delivered by facsimile transmission, with printed confirmation of receipt, to the following addresses and fax numbers of the parties:

            If to the Company, to:

                     uWink, Inc.
                     16106 Hart Street
                     Van Nuys, California 91406
                     Attention: Peter F. Wilkniss, Chief Financial Officer Fax Number: (818) 909-6070

            with a copy to:

                     Sonnenschein Nath & Rosenthal LLP
                     1221 Avenue of the Americas
                     New York, New York 10020
                     Attention:  Ira I. Roxland, Esq.
                     Facsimile:  (212) 768-6800

            if to the Placement Agent, to:

                     Merriman Curhan Ford & Co.
                     600 California Street, 9th Floor
                     San Francisco, California  94108
                     Attention: Philip Daws
                     Facsimile: (415) 248-5692

            with a copy to:

                     Ellenoff Grossman & Schole LLP
                     370 Lexington Avenue
                     New York, NY 10017
                     Attention: Lawrence A. Rosenbloom, Esq.
                     Facsimile: (212) 370-7889

            if to the Escrow Agent, to:

                     JPMorgan Chase Bank N.A.
                     300 S. Grand Ave. 4th Floor
                     Los Angeles, CA 90071
                     Attention:  Ronda Y. Carson
                     Facsimile:  (213) 621-8167

or to such other address as the person to whom notice is to be given may have previously furnished to the others in the above-referenced manner. Any party may give any notice, instruction or other communication hereunder using any other means (including personal delivery, expedited courier, messenger service, telecopy, or ordinary mail), but no such notice, instruction or other communication shall be deemed to have been duly given unless and until it actually is received by the party to whom it is intended. In addition, notices of changes of address shall not be effective until received.

                  6. CONCERNING THE ESCROW AGENT. To induce the Escrow Agent to act hereunder, it is further agreed by the Company and Placement Agent that:

                           (a) The Escrow Agent shall not be required to invest
any funds held hereunder except as may be directed in a writing executed by each of the Company and the Placement Agent. Uninvested funds held hereunder shall not earn or accrue interest.

                           (b) This Escrow Agreement expressly sets forth all
the duties of the Escrow Agent with respect to any and all matters pertinent hereto. No implied duties or obligations shall be read into this Escrow Agreement against the Escrow Agent. The Escrow Agent shall not be bound by the provisions of any agreement among the other parties hereto except this Escrow Agreement.

                           (c) The Escrow Agent shall not be liable under this
Escrow Agreement, except for its own gross negligence or willful misconduct, and, except with respect to claims based upon such gross negligence or willful misconduct that are successfully asserted against the Escrow Agent, the Company shall indemnify and hold harmless the Escrow Agent (and any successor Escrow Agent) from and against any and all losses, liabilities, claims, actions, damages and expenses, including reasonable attorneys' fees and disbursements, arising out of and in connection with this Escrow Agreement. Without limiting the foregoing, the Escrow Agent shall in no event be liable in connection with its investment or reinvestment of any cash held by it hereunder in good faith, in accordance with the terms hereof, including without limitation any liability for any delays (not resulting from gross negligence or willful misconduct) in the investment or reinvestment of the Escrowed Property, or any loss of interest incident to any such delays.

                           (d) The Escrow Agent shall be entitled to rely upon
any order, judgment, certification, demand, notice, instrument or other writing delivered to it hereunder by the Company or the Placement Agent without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity of the service thereof. The Escrow Agent may act in reliance upon any instrument or signature believed by it in good faith to be genuine and may assume, if in good faith, that any person purporting to give notice or receipt or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so. The names and signatures of each individual authorized to act on behalf of the Company and the Placement Agent, respectively, are set forth on Schedule II attached hereto.

                           (e) The Escrow Agent may act pursuant to the advice
of counsel with respect to any matter relating to this Escrow Agreement and shall not be liable for any action taken or omitted in good faith and in accordance with such advice.

                           (f) The Escrow Agent does not have, for tax reporting
purposes, any interest in the Escrowed Property deposited hereunder but is serving as escrow holder only. The parties hereto agree that, for tax reporting purposes, all interest or other income earned from the investment of the Escrowed Property or any portion thereof in any tax year: (i) to the extent such interest or other income is distributed by the Escrow Agent to any person or entity pursuant to the terms of this Escrow Agreement during such tax year, shall be reported as allocated to such person or entity, and (ii) otherwise shall be reported as allocated to the subscribers, in proportion to their respective Subscription Payment as set forth on EXHIBIT A hereto.

                           (g) Any payments of income from the Escrow Account
shall be subject to withholding regulations then in force with respect to United States taxes. The parties hereto will provide the Escrow Agent with appropriate W-9 forms for tax I.D., number certification, or non-resident alien certifications.

                           (h) This paragraph (h) and paragraph (c) of this
Section 6 shall survive notwithstanding any termination of this Escrow Agreement or the resignation of the Escrow Agent.

                           (i) The Escrow Agent makes no representation as to
the validity, value, genuineness or the collectibility of any security or other document or instrument held by or delivered to it.

                           (j) The Escrow Agent shall not be called upon to
advise any party as to the wisdom of selling or retaining or taking or refraining from any action with respect to any securities or other property deposited hereunder.

                           (k) The Escrow Agent (and any successor escrow agent)
at any time may be discharged from its duties and obligations hereunder by the delivery to it of written notice of termination signed by both the Company and the Placement Agent or at any time may upon 60 days'written notice to such effect to the Company and the Placement Agent not less than 60 days' prior to the date when such resignation shall take effect, unless a successor escrow agent is earlier appointed. Upon the effectiveness of any such termination or resignation, the Escrow Agent shall promptly deliver the Escrowed Property to any successor escrow agent jointly designated by the other parties hereto in writing, or to any court of competent jurisdiction if no such successor escrow agent is agreed upon, whereupon the Escrow Agent shall be discharged of and from any and all further obligations arising in connection with this Escrow Agreement except to the extent resulting from its gross negligence or willful misconduct. The termination or resignation of the Escrow Agent shall take effect on the earlier of (i) the appointment of a successor escrow agent (including a court of competent jurisdiction) or (ii) the day that is: (A) 30 days after the date of delivery to the Escrow Agent of the other parties' notice of termination or (B) 60 days after the date of delivery to the other parties hereto of the Escrow Agent's written notice of resignation. If at the time of any termination or resignation the Escrow Agent has not received a designation of a successor escrow agent, the Escrow Agent may apply to a court of competent jurisdiction for appointment of a successor Escrow Agent and shall, until such time as a successor Escrow Agent is appointed, maintain the Escrowed Property pursuant to the terms and conditions of this Escrow Agreement.

                           (l) In the event of any disagreement among or between
the other parties hereto and/or the subscribers of the Offered Securities resulting in adverse claims or demands being made in connection with the Escrowed Property, or in the event that the Escrow Agent in good faith is in doubt as to what action it should take hereunder, the Escrow Agent shall be entitled to refrain from taking any action and retain the Escrowed Property until the Escrow Agent shall have received (i) a final and non-appealable order of a court of competent jurisdiction directing delivery of the Escrowed Property or (ii) a written agreement executed by the other parties hereto and consented to by the affected subscribers, if any, directing delivery of the Escrowed Property, in which event the Escrow Agent shall disburse the Escrowed Property in accordance with such order or agreement.

                           (m) As consideration for the performance by the
Escrow Agent of its duties herein described, the Company agrees to pay the Escrow Agent fees determined in accordance with the terms set forth on EXHIBIT E hereto (made a part of this Escrow Agreement as if herein set forth). In addition, the Company agrees to reimburse the Escrow Agent for all reasonable expenses of third parties, directly incurred by the Escrow Agent in performance of its duties hereunder (including reasonable fees and expenses of its outside counsel).

                           (n) The other parties hereto irrevocably: (i) submit
to the jurisdiction of any New York State or federal court sitting in New York in any action or proceeding arising out of or relating to this Escrow Agreement,
(ii) agree that all claims with respect to such action or proceeding shall be heard and determined in such New York State or federal court and (iii) waive, to the fullest extent possible, the defense of an inconvenient forum. Each party agrees to accept service of any summons, complaint or other initial pleading made in the manner provided for the giving of notices in Section 5 hereof, provided that nothing in this Section 6(n) shall affect the right of any party to serve such summons, complaint or other initial pleading in any other manner permitted by law.

                           (o) No printed or other matter in any language
(including, without limitation, the Registration Statement, notices, reports and promotional material) which mentions the Escrow Agent's name or the rights, powers, or duties of the Escrow Agent shall be issued by the other parties hereto or on such parties' behalf unless the Escrow Agent shall first have given its specific written consent thereto (which consent shall not be unreasonably withheld, conditioned or delayed). The Escrow Agent hereby consents to the use of its name and the reference to the escrow arrangement in the Registration Statement (including all exhibits thereto) and the Placement Agency Agreement and in the filings made by the Company under the Securities Exchange Act of 1934, as amended including the filing of this Agreement as an exhibit thereto.

                           (p) Anything in this Escrow Agreement to the contrary
notwithstanding, in no event shall the Escrow Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits) even if the Escrow Agent has been advised of the likelihood of such loss or damage or regardless of the form of action, other than loss or damage resulting from the Escrow Agent's gross negligence or willful misconduct.

                           (q) In the event funds transfer instructions are
given (other than in writing at the time of execution of this Escrow Agreement), whether in writing, by facsimile transmission or otherwise, the Escrow Agent is authorized to seek confirmation of such instructions by telephone call-back to the person or persons designated on SCHEDULE II hereto, and the Escrow Agent may rely upon the confirmation of anyone purporting to be the person or persons so designated. The individuals authorized to give or confirm funds transfer instructions may be changed only in a writing actually received and acknowledged by the Escrow Agent. . If the Escrow Agent is unable to contact any of the authorized representatives identified in Schedule 1, the Escrow Agent is hereby authorized to seek confirmation of such instructions by telephone call-back to any one or more of your executive officers, ("Executive Officers"), which shall include the titles of Chief Executive Officer and Chief Financial Officer, as the Escrow Agent may select. Such "Executive Officer" shall deliver to the Escrow Agent a fully executed Incumbency Certificate, and the Escrow Agent may rely upon the confirmation of anyone purporting to be any such officer. The Escrow Agent and the beneficiary's bank in any funds transfer may rely solely upon any account numbers or similar identifying numbers provided by the Placement Agent or the Company to identify: (i) the beneficiary, (ii) the beneficiary's bank, or (iii) an intermediary bank. The Escrow Agent may apply any of the escrowed funds for any payment order it executes using any such identifying number, even where its use may result in a person other than the beneficiary being paid, or the transfer of funds to a bank other than the beneficiary's bank or an intermediary bank designated. The parties to this Escrow Agreement acknowledge that these security procedures are commercially reasonable.

                  7. MISCELLANEOUS.

                           (a) This Escrow Agreement shall be binding upon and
inure solely to the benefit of the parties hereto and their respective successors and assigns, heirs, administrators and representatives, and the Subscribers of the Offered Securities and shall not be enforceable by or inure to the benefit of any other third party. No party may assign any of its rights or obligations under this Escrow Agreement without the written consent of the other parties.

                           (b) This Escrow Agreement shall be construed in
accordance with and governed by the internal law of the State of New York (without reference to its rules as to conflicts of law).

                           (c) This Escrow Agreement may only be modified by a
writing signed by all of the parties hereto and consented to by the Subscribers of the Offered Securities, if any, adversely affected by such modifications. No waiver hereunder shall be effective unless in a writing signed by the party to be charged.

                           (d) This Escrow Agreement shall terminate upon the
later of the termination or final closing of the offering of the Offered Securities or (ii) the payment pursuant to Section 4 of all amounts held in the Escrow Account.

                           (e) The section headings herein are for convenience
only and shall not affect the construction thereof. Unless otherwise indicated, references to Sections are to Sections contained herein.

                           (f) This Escrow Agreement may be executed in one or
more counterparts but all such separate counterparts shall constitute but one and the same instrument; provided that, although executed in counterparts, the executed signature pages of each such counterpart may be affixed to a single copy of this Agreement which shall constitute the original.

                           (g) ACCOUNT OPENING INFORMATION/TINS. IMPORTANT
INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT.

                                    (i) FOR ACCOUNTS OPENED IN THE U.S.: To help
the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When an account is opened, we will ask for information that will allow us to identify relevant parties.

                                    (ii) FOR NON-U.S. ACCOUNTS: To help in the
fight against the funding of terrorism and money laundering activities we are required along with all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for information that will allow us to identify you.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties hereto have caused this Escrow Agreement to be executed as of the day and year first above written.

TAX CERTIFICATION: Taxpayer ID#: 87-0412110

Customer is a (check one):

___ Corporation    ___ Municipality     ___ Partnership     ___ Non-profit or Charitable Org
___ Individual     ___ REMIC            ___ Trust           ___ Other _________________

UNDER THE PENALTIES OF PERJURY, THE UNDERSIGNED CERTIFIES THAT:

(1)  THE ENTITY IS ORGANIZED UNDER THE LAWS OF THE UNITED STATES

(2) THE NUMBER SHOWN ABOVE IS ITS CORRECT TAXPAYER IDENTIFICATION NUMBER (OR IT IS WAITING FOR A NUMBER TO BE ISSUED TO IT); AND

(3) IT IS NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE: (A) IT IS EXEMPT FROM BACKUP WITHHOLDING OR (B) IT HAS NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE (IRS) THAT IT IS SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR (C) THE IRS HAS NOTIFIED IT THAT IT IS NO LONGER SUBJECT TO BACKUP WITHHOLDING.

(IF THE ENTITY IS SUBJECT TO BACKUP WITHHOLDING, CROSS OUT THE WORDS AFTER THE
(3) ABOVE.)

INVESTORS WHO DO NOT SUPPLY A TAX IDENTIFICATION NUMBER WILL BE SUBJECT TO BACKUP WITHHOLDING IN ACCORDANCE WITH IRS REGULATIONS.

NOTE: THE IRS DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.



                                       UWINK, INC.


                                       By: ____________________________________
                                           Name:
                                           Title:

TAX CERTIFICATION: Taxpayer ID#: _____________________________

Customer is a (check one):

___ Corporation    ___ Municipality     ___ Partnership     ___ Non-profit or Charitable Org
___ Individual     ___ REMIC            ___ Trust           ___ Other _________________

UNDER THE PENALTIES OF PERJURY, THE UNDERSIGNED CERTIFIES THAT:

(1)  THE ENTITY IS ORGANIZED UNDER THE LAWS OF THE UNITED STATES

(2) THE NUMBER SHOWN ABOVE IS ITS CORRECT TAXPAYER IDENTIFICATION NUMBER (OR IT IS WAITING FOR A NUMBER TO BE ISSUED TO IT); AND

(3) IT IS NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE: (A) IT IS EXEMPT FROM BACKUP WITHHOLDING OR (B) IT HAS NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE (IRS) THAT IT IS SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR (C) THE IRS HAS NOTIFIED IT THAT IT IS NO LONGER SUBJECT TO BACKUP WITHHOLDING.

(IF THE ENTITY IS SUBJECT TO BACKUP WITHHOLDING, CROSS OUT THE WORDS AFTER THE
(3) ABOVE.)

INVESTORS WHO DO NOT SUPPLY A TAX IDENTIFICATION NUMBER WILL BE SUBJECT TO BACKUP WITHHOLDING IN ACCORDANCE WITH IRS REGULATIONS.

NOTE: THE IRS DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.


                                       MERRIMAN CURHAN FORD & CO.

                                       By: ____________________________________
                                           Name:
                                           Title:


                                       JPMORGAN CHASE BANK N.A.

                                       By: ____________________________________
                                           Name:
                                           Title:

                                                    EXHIBIT A TO ESCROW AGREEMENT

                                                      SUMMARY OF CASH RECEIVED
                                                       NEW PARTICIPANT DEPOSIT
Date:
Deposit Date:                                                                                                      List Number: ___
Investment Date:                                                                                                      Page __ of __
Batch Number:                                                                                                      Approved By:____
                                                                                                                          JOB#:____
                  For Bank use only

TITLE:
---------------------------------------------------------------------------------------------------------------------
                           *              *  OFFERED     *    TAX ID NO./  |                    |    FOR BANK
        NAME               *   DEPOSIT    *  SECURITIES  *       ADDRESS   |    SOC.SEC. NO.         USE ONLY
--------------------------- -------------- -------------- -----------------------------------------------------------
                           *              *              *                 *        *                                   TAX CODE
                           *              *              *                 *        *                  *                EXEMPT(Y/N)
                           *              *              *                 *        *                  *                W-9(YR) NRA
                           *              *              *                 *        *                  *                1008(87)
                           *              *              *                 *        *                  *
---------------------------------------------------------------------------------------------------------
Broker          Misc.      *              *              *                 *        Misc. II           *  Misc. III   | TAX CODE
                           *              *              *                 *        *                  *                EXEMPT(Y/N)
                           *              *              *                 *        *                  *                W-2(YR) NRS
                           *              *              *                 *        *                  *                W-8(YR)
                           *              *              *                 *        *                  *                1008(87)
                           *              *              *                 *        *                  *
--------------------------------------------------------------------------------------------------------
Broker          Misc.      *              *              *                 *        Misc. II           *  Misc. III   | TAX CODE
                           *              *              *                 *        *                  *                EXEMPT(Y/N)
                           *              *              *                 *        *                  *                W-2(YR) NRS
                           *              *              *                 *        *                  *                W-8(YR)
                           *              *              *                 *        *                  *                1008(87)
                           *              *              *                 *        *                  *
--------------------------------------------------------------------------------------------------------
Broker          Misc.      *              *              *                 *        Misc. II           *  Misc. III   | TAX CODE
                           *              *              *                 *        *                  *                EXEMPT(Y/N)
                           *              *              *                 *        *                  *                W-2(YR) NRS
                           *              *              *                 *        *                  *                W-8(YR)
                           *              *              *                 *        *                  *                1000(87)
                           *              *              *                 *        *                  *
--------------------------------------------------------------------------------------------------------
Broker         Misc.       *              *              *                 *        Misc. II           *  Misc. III   |
                           *              *              *                 *        *                  *

                          EXHIBIT B TO ESCROW AGREEMENT

                      [Form of Offering Termination Notice]




                                                               ___________, 2007
JPMorgan Chase Bank N.A.
300 S. Grand Ave. 4th Floor
Los Angeles, CA 90071
Attention:  Ronda Y. Carson


Dear [Name]:

                  Pursuant to Section 4(a) of the Escrow Agreement dated as of _________, 2007 (the "ESCROW AGREEMENT") by and among uWink, Inc. (the "COMPANY"), Merriman Curhan Ford & Co., and JPMorgan Chase Bank N.A., 300 S. Grand Ave., 4th Floor, Los Angeles, CA 90071, the Company hereby notifies you of the termination of the offering of the Offered Securities (as that term is defined in the Escrow Agreement) and directs you to make payments to subscribers as provided for in Section 4(a) of the Escrow Agreement.


                                       Very truly yours,

                                       UWINK, INC.


                                       By: ____________________________________
                                           Name:
                                           Title:

                          EXHIBIT C TO ESCROW AGREEMENT

                            [Form of Closing Notice]



                                                             _____________, 2007

JPMorgan Chase Bank N.A.
300 S. Grand Ave. 4th Floor
Los Angeles, CA 90071
Attention: Ronda Y. Carson


Dear [Name]:

                  Pursuant to Section 4(b) of the Escrow Agreement dated as of ____________, 2007, (the "ESCROW AGREEMENT") by and among uWink, Inc. (the "COMPANY"), Merriman Curhan Ford & Co., and JPMorgan Chase Bank N.A., 300 S. Grand Ave., 4th Floor, Los Angeles, CA 90071, the Company hereby certifies that, subject to its receipt of the Subscription Payments for the Offered Securities (as that term is defined in the Escrow Agreement), the Company will sell and deliver the Offered Securities to the subscribers thereof at a closing to be held on ________________ __, 2007 (the "CLOSING DATE"). The names of the subscribers concerned, the number of the Offered Securities subscribed for by each of such subscribers and the related subscription amounts are set forth on
SCHEDULE I annexed hereto.

                  We hereby request that the aggregate subscription amount be paid to the Placement Agent, to the Escrow Agent and us as follows:

                  (i)      To the Company, $_________;

                  (ii)     To the Placement Agent, $_________;

                  (iii)    To the Escrow Agent, $_________

                  (iv) [add others if necessary]

                  These instructions may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.


                                    Very truly yours,

                                    UWINK, INC.

                                    By: ______________________________________
                                        Name:
                                        Title:

                                    MERRIMAN CURHAN FORD & CO.

                                    By: ______________________________________
                                        Name:
                                        Title:

                         SCHEDULE I TO ESCROW AGREEMENT
                         ------------------------------


Name of                   Number of                              Subscription
Subscriber                Offered Securities                     Amount
----------                ------------------                     ------

                                                   SCHEDULE II TO ESCROW AGREEMENT
                                                   -------------------------------

                                              Telephone Number(s) and signature(s) for

                                      Person(s) Designated to Give Funds Transfer Instructions
                                      --------------------------------------------------------

If to the Placement Agent:
         Name                                       Telephone Number                             Signature Specimen
         ----                                       ----------------                             ------------------
Steven R. Foland                                    (415) 262-1350
                                                                                                 ---------------------------------

If to the Company:
         NAME                                       TELEPHONE NUMBER                             SIGNATURE SPECIMEN
         ----                                       ----------------                             ------------------
Peter F. Wilkniss                                   (818) 909-6030
                                                                                                 ---------------------------------

                                               Telephone Number(s) for Call-Backs and

                                     Person(s) Designated to Confirm Funds Transfer Instructions
                                     -----------------------------------------------------------

If to the Placement Agent:
         Name                                       Telephone Number                             Signature Specimen
         ----                                       ----------------                             ------------------
Philip Daws                                         (415) 262-1328
                                                                                          ---------------------------------

If to the Company:
         Name                                       Telephone Number                             Signature Specimen
         ----                                       ----------------                             ------------------
Peter F. Wilkniss                                      (818) 909-6030
                                                                                                 ---------------------------------

Telephone call-backs shall be made to the Placement Agent and the Company if joint instructions are required pursuant to this Escrow Agreement. All funds transfer instructions must include the signature of the person(s) authorizing said funds transfer and must not be the same person confirming said transfer.

                          EXHIBIT D TO ESCROW AGREEMENT
                          -----------------------------

                    [Form of Subscription Termination Notice]



                                                               ___________, 2007

JPMorgan Chase Bank N.A.
300 S. Grand Ave.
Los Angeles, CA 90071
Attention:  Ronda Y. Carson

Dear [Name]:

                  Pursuant to Section 4(c) of the Escrow Agreement dated as of __________, 2007 (the "ESCROW AGREEMENT") by and among uWink, Inc. (the "Company"), Merriman Curhan Ford & Co., and JPMorgan Chase Bank N.A., 300 S. Grand Ave., 4th Floor, Los Angeles, CA 90071, the Company hereby notifies you that the following subscription(s) have been rejected:

                            Amount of                            Dollar
                            Subscribed                           Amount of
Name of                     Offered Securities                   Rejected
Subscriber                  Rejected                             Subscription
----------                  --------                             ------------




                                   Very truly yours,

                                   UWINK, INC.

                                   By: _______________________________________
                                       Name:
                                       Title:

                          EXHIBIT E TO ESCROW AGREEMENT
                          -----------------------------

                                 [JPMORGAN LOGO]




Prepared for: Philip Daws, MCFCO                               August ____, 2007

Based upon our current understanding of your proposed transaction, our fee proposal is as follows:


ACCEPTANCE FEE & ACCOUNT SETUP......................................  waived

ANNUAL ADMINISTRATIVE FEE.......................................... $ 3,500.00
Encompassing review, negotiation and execution of governing documentation, opening of the account, and completion of all due diligence documentation. Payable upon account opening and in advance per annum for each year in which we act as Escrow Agent.

EXTRAORDINARY SERVICES AND OUT-OF POCKET EXPENSES:

Any additional services beyond our standard services as specified above, such as annual administrative activities in excess of ten (10) hours and all reasonable out-of-pocket expenses including attorney's fees will be considered extraordinary services for which related costs, transaction charges, and additional fees will be billed at the Bank's standard rate.

MODIFICATION OF FEES:

Circumstances may arise necessitating a change in the foregoing fee schedule. The Bank will attempt at all times, however, to maintain the fees at a level that is fair and reasonable in relation to the responsibilities assumed and the duties performed.

DISCLOSURE & ASSUMPTIONS:

o All fees quoted are subject to our review and acceptance, and that of our legal counsel, of the documents governing the escrow account.
o        The deposit shall be uninvested.
o To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account. We may ask for information that will enable us to meet the requirements of the Act.
o        Payment of the invoice is due upon receipt.